January 31, 2018

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re: Northeast Investors Trust

File No. 2-11318

Gentlemen:

Enclosed for filing on behalf of Northeast Investors Trust is a filing on Form N-1A comprising Post-Effective Amendment No. 94 to the Trust’s Registration Statement under the Securities Act of 1933, as amended, and Amendment No. 47 to the Trust’s Registration Statement under the Investment Company Act of 1940, as amended.

The enclosed Amendment does not contain disclosures which render it ineligible to become effective pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended. Accordingly, it is proposed that this filing will become effective February 1, 2018 pursuant to paragraph (b) of said Rule 485.

Sincerely yours,

/s/ Thomas J. Kelly

Thomas J. Kelly

Securities Act of 1933 Registration No. 2-11318

Investment Company Act of 1940 Registration No. 811-576

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 94	☒

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 47	☒

NORTHEAST INVESTORS TRUST

(Exact Name of Registrant as Specified in Charter)

125 High Street - Suite 1802

Boston, Massachusetts 02110

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 225-6704

Bruce H. Monrad

Chairman and President

Northeast Investors Trust

125 High Street - Suite 1802

Boston, Massachusetts 02110

(Name and Address of Agent for Service)

Copies to:

Thomas J. Kelly, Esq.

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

666 Third Avenue

New York, NY 10017

It is proposed that the filing will become effective under Rule 485:

☐	Immediately upon filing pursuant to paragraph (b),

☒	On February 1, 2018 pursuant to paragraph (b),

☐	60 days after filing pursuant to paragraph (a)(1),

☐	On February 1, 2018 pursuant to paragraph (a)(1),

☐	75 days after filing pursuant to paragraph (a)(2).

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

NORTHEAST INVESTORS TRUST

Cross Reference Sheet

Pursuant to Rule 485(b)

Under the Securities Act of 1933

PART A

Item No. Registration Statement Caption in Prospectus

1. Front and Back Cover Pages Front and Back Cover Pages

2. Risk/Return Summary: Investment Objectives/Goals:Summary Section

3. Risk/Return Summary: Fee Table: Summary Section

4. Risk/Return Summary:Investment, Risks, and Performance:Summary Section

5. Management: Summary Section

6. Purchase and Sale of Fund Shares:Summary Section

7. Tax Information: Summary Section;Tax Consequences

8. Financial Intermediary Compensation: Summary Section

9. Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings: Fund Profile; Additional Information

10. Management, Organization and Capital Structure: Fund Management;Expenses

11. Shareholder Information: Shareholder Information

12. Distribution Arrangements: Sales without “Sales Charge”

13. Financial Highlights Information: Financial Highlights

PART B

Item No. Registration Statement Caption in Statement of Additional Information

14. Cover Page and Table of Contents Cover Page; Table of Contents

15. Fund History The Trust

16. Description of the Fund and its Investments and The Trust; Investment Objectives, Policies and Risks Restrictions

17. Management of the Fund Trustees and Officers; Compensation of Trustees

18. Control Persons and Principal Holders of Trustees and Officers Securities

19. Investment Advisory and Other Services Trustees and Officers; Compensation of Trustees; Custodian and Independent Accountants

20. Brokerage Allocation and Other Practices Brokerage

21. Capital Stock and Other Securities The Trust; Capital Shares

22. Purchase, Redemption and Pricing of Shares Price and Net Asset Value; Shareholder Plans; Tax-Advantaged Retirement Plans

23. Taxation of the Fund Dividends, Distributions and Federal Taxes

24. Underwriters Not Applicable

25. Calculation of Performance Data Information Historical Performance Information

26. Financial Statements

PART C

The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

NORTHEAST INVESTORS TRUST

A NO LOAD INCOME FUND

PROSPECTUS

FEBRUARY 1, 2018

NORTHEAST INVESTORS TRUST (the “Trust”)

125 High Street Suite 1802

Boston, Massachusetts 02110

(800) 225-6704

www.northeastinvestors.com

Ticker Symbol: NTHEX

SHARES OF BENEFICIAL INTEREST

PROSPECTUS

February 1, 2018

This prospectus explains the investment objective, policies, strategies and risks associated with the fund. Please read it carefully before you invest. We suggest that you keep this prospectus for future reference.

Like securities of all mutual funds, neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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SUMMARY SECTION

You can find the Trust’s Statutory Prospectus (the “Prospectus”) and other information about the Trust, including the Statement of Additional Information and the most recent reports to shareholders online at www.northeastinvestors.com. You can also get this information at no cost by calling 800-225-6704 or by sending an email to website@northeastinvestors.com.

Investment Objectives

Northeast Investors Trust is a no load high yield bond fund whose primary objective is the production of income.

Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Trust.

Shareholder Fees (Fees Paid Directly From Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Trust Operating Expenses as of 9/30/17 (Expenses Deducted From Fund Assets)
Trustees’ Fees *	0.50%
Distribution Expenses (12b-1)	None
Other Expenses	1.02%
Including:
Interest Expense	0.13%
Operating Expense	0.90%
Total Annual Trust Operating Expenses	1.52%

*	The Trustees are responsible for the portfolio management of the Trust.

Example

This example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Trust for the time periods indicated and redeem at the end of the period. The example also assumes that your investment has a 5% return each year, including reinvested dividends and capital gains distributions, and that the Trust’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$155	$480	$829	$1,813

Portfolio Turnover

The Trust pays transaction costs, such as commissions, when it buys or sells securities (or ‘turns over’ its portfolio). A higher portfolio turnover rate may result in higher transaction costs. These costs, which are not reflected in annual Trust operating expenses or in the example, may affect the Trust’s investment performance. Also, a higher portfolio turnover rate may result in an elevated level of capital gains. During the most recent fiscal year, the Trust’s portfolio turnover rate was 61.33% of the average value of its portfolio.

Primary Investment Strategies

The Trust invests primarily in marketable securities of established companies which the Trustees believe provide income and which, where consistent with the objective, may have potential for capital appreciation. These investments may include bonds which may be purchased at a discount or premium, preferred securities, common stocks, convertible securities and securities with warrants attached. The Trust’s portfolio emphasizes high yield corporate bonds (sometimes referred to as ‘junk bonds’) which are unrated or rated as lower than investment grade by either of the two principal rating services. Equity investments, which are generally acquired via corporate debt restructurings, are considered for their potential for appreciation.

Principal Risks

Risk of Lower Rated or Unrated Debt Securities: Lower rated or unrated debt securities may be subject to increased market volatility and can present an increased risk of investment loss. Risks of investing in these securities include the ability of an issuer to make current interest payments due to economic circumstances, the potential for principal loss if an issuer declares bankruptcy and price sensitivity of these investments due to changes in market conditions.

Income Risk: There is the chance that falling interest rates and/or defaults will cause the Trust’s income to decline. Shareholders should expect the Trust’s quarterly income to fluctuate.

Interest Rate Risk: In addition to credit risk, the value of fixed income investments such as bonds tends to fall as interest rates rise. Longer-term debt securities are more sensitive to interest rate changes than those with shorter maturities.

Liquidity Risk: The Trust may have difficulty in disposing of securities under adverse market conditions in a timely manner at a desired price. Less liquid markets can result in greater price volatility due to limited trading volumes and reductions in bond inventory.

Sector Risk: At times certain sectors of the markets for high yield securities may underperform relative to other sectors, and in these circumstances, if the Trust is overweight in an underperforming sector, overall performance can be adversely affected.

Performance Information

The following performance related information provides some indication of the risks of investing in the Trust. The table shows the average annual returns (including operating expenses) compared with those of a relevant market index for the periods indicated. The table also presents the impact of taxes on the Trust’s returns. After-tax returns are calculated using the highest individual federal marginal income and capital gains tax rates in effect at the time of each distribution and do not reflect the impact of state or local income taxes. Return after taxes on distributions and sale of Trust shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Trust shares. Actual after-tax returns depend on the individual investor’s tax situation and may differ from those shown. The bar chart illustrates how the Trust’s performance (including operating expenses) varied from one calendar year to another over the past ten years.

The after-tax returns shown below are not relevant to investors who own the Trust in a tax-deferred account, such as an individual retirement account (IRA) or a 401(k) plan, because such accounts are subject to taxes only upon distribution. Keep in mind that past performance – whether before taxes or after taxes – does not guarantee future results.

Average Annual Total Returns for the Periods Ended December 31, 2017

	1 Year	5 Years	10 Years
Northeast Investors Trust
Return before taxes	6.28%	1.70%	3.15%
Return after taxes on distributions	3.43%	-1.24%	0.27%
Return after taxes on distributions and sale of Trust shares	3.52%	-0.03%	1.18%
Bank of America Merrill Lynch U.S. High Yield Index[1]	7.48%	5.80%	7.88%

1	The Bank of America Merrill Lynch U.S. High Yield Index is an unmanaged market value-weighted index comprised of over 2,200 domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. It is shown for comparative purposes only and reflects no deductions for fees, expenses or taxes.

Annual Total Returns:

The following bar chart shows the change in value of the Trust’s shares over the past 10 years. It illustrates how the returns can differ from one year to the next. The Trust may experience short-term swings of performance as suggested by the best and worst calendar quarter returns shown below.

Calendar Years:	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
	-37.27%	53.79%	14.25%	-0.72%	14.63%	13.01%	-5.36%	-17.99%	16.72%	6.28%
(object omitted)

Best quarter: 2nd quarter 2009, up 31.46%                    Worst quarter: 4th quarter 2008, down 28.22%

Fund Management

The Trustees principally responsible for the day-to-day management of the Trust’s portfolio are Ernest E. Monrad and Bruce H. Monrad. Ernest E. Monrad has served as Trustee since 1960 and served as its Chairman from 1969 to 2000. Bruce H. Monrad has been associated with the Trust since July, 1989 as co-portfolio manager and was appointed a Trustee in May, 1993 and Chairman in May, 2000

Purchasing and Redeeming Shares

You may purchase or redeem shares of the Trust on any business day by mail (125 High Street, Suite 1802, Boston, MA 02110), online at www.northeastinvestors.com (excluding IRA accounts), through a financial intermediary or fax (617) 742-5666. You may also purchase additional shares for an established account by telephone at 800-225-6704. Purchases may be funded by electronic bank transfers, by check or by wire. All redemption requests not processed online must be in writing and must include a medallion signature guarantee if the redemption is in excess of $25,000. You will receive redemption proceeds by check or by electronic bank transfer. You generally buy and redeem shares at the Trust’s next-determined net asset value (NAV) after the Trust receives your request in good order. The NAV is determined only on days when the New York Stock Exchange (NYSE) is open for regular trading. The minimum initial purchase is $1,000 ($500 for IRAs). There is no minimum for subsequent investments.

Tax Information

The Trust’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.

Payments to Broker-Dealers or Other Financial Intermediaries

The Trust does not pay broker-dealers or financial intermediaries for the sale of Trust shares.

FUND PROFILE

Objectives

The Trust’s primary objective is the production of income. Capital appreciation is also an objective of the Trust, but its achievement must be compatible with the primary objective.

Principal Strategies

The Trustees invest primarily in marketable securities of established companies which the Trustees believe provide income and which, where consistent with this objective, may have potential for capital appreciation. These investments may include bonds which may be purchased at a discount or premium, preferred securities, common stocks, convertible securities and securities with warrants attached. Subject to its investment restrictions, the proportion of the Trust’s assets invested in each type of security will vary from time to time depending on market and economic conditions. The Trust emphasizes fixed income securities and generally more than 80% of its assets are held in bonds, other debt instruments and preferred securities. The Trust does not impose any particular rating standards or maturity guidelines which must be applied in making investment decisions.

The Trust’s portfolio emphasizes high yield corporate bonds (sometimes referred to as “junk bonds”) which are rated as lower than investment grade by either of the two principal rating services or unrated securities having similar characteristics. High yield fixed income securities are typically issued with maturities of less than ten years; and the Trust’s holdings are generally within this range. The Trustees have usually relied upon their own credit analysis in making investment decisions concerning the Trust’s portfolio. Equity investments, which are generally acquired via corporate debt restructurings, are considered for their potential for appreciation.

From time to time the Trust will make use of borrowed funds for investment or to avoid the untimely liquidation of securities to meet redemptions. Leverage is restricted to the lesser of one quarter of the Trust’s total assets or the line of credit borrowing base limitations. Leverage may be increased temporarily up to a maximum of 30% for extraordinary or emergency purposes. The amount of leverage outstanding at any one time cannot be determined in advance. The Trustees may vary the amount of borrowings from time to time within the authorized limits, including having no borrowings at all.

In response to adverse market or economic conditions the Trust may invest for relatively short periods of time in short-term, highly liquid securities with maturities of 180 days or less. These securities may include commercial paper, repurchase agreements or securities issued or guaranteed by the U.S. Government. This would be likely to happen when the Trustees believe that liquidity is highly desirable in response to adverse market or economic conditions and that therefore the Trust should adopt a temporary defensive policy. The Trust also uses these short-term investments to maintain flexibility while evaluating additional investment opportunities. When so invested the Trust may not achieve its investment objectives.

Events in the financial markets have resulted in, and may continue to cause, increased volatility. Further, economic events may have a disproportionate effect on certain market sectors. In addition, investments which were traditionally liquid may experience periods of diminished liquidity. Due to the interdependence among markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, governmental and regulatory responses to market events may impair the Trust’s ability to pursue certain investment techniques or strategies or may have unexpected consequences on particular markets or issuers.

Principal Risks

Risks of Lower Rated or Unrated Debt Securities. Lower rated or unrated debt securities (sometimes referred to as “junk bonds”) may be subject to increased market volatility and can present an increased risk of investment loss. These risks include:

•	The creditworthiness of an issuer affecting its ability to make current interest payments on debt;

•	Potential for loss of principal of debt securities if an issuer goes into default or bankruptcy;

•	The prices of lower rated debt securities are sometimes more sensitive to changes in economic conditions.

Lower rated securities may be more sensitive to these risks than higher rated securities. Bonds which are rated as less than investment grade may be more susceptible than higher rated securities to real or perceived adverse economic conditions, such as a projected recession, which may cause a lessening of confidence in the ability of highly leveraged issuers to service outstanding debt.

You should consider the relative risk of investing in these types of securities, which are generally not meant as short-term investments.

Call Risk An issuer of a debt security may exercise its right to redeem all or a portion of the principal prior to maturity (a call). In times of declining interest rates, there is a higher likelihood that the Trust’s higher yielding securities will be called and the Trust will be unable to reinvest the proceeds in securities with similar yields which would therefore result in lower yields to shareholders.

Equity Risk To the extent the Trust holds equity securities, it runs the risk that deterioration in general market conditions or adverse changes in an issuer’s revenues or profitability can result in loss.

Foreign Investing Risk Foreign markets, particularly emerging markets, can be more volatile than the U.S. markets due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. markets.

Income Risk There is the chance that falling interest rates and /or defaults will cause the Trust’s income to decline. Shareholders should expect the Trust’s quarterly income to fluctuate.

Interest Rate Risk In addition to credit risk, the value of some fixed income investments such as bonds tends to fall as interest rates rise. Longer-term debt securities are more sensitive to changes in interest rates than those with shorter maturities.

Issuer Risk The value of a specific security may decline for reasons directly related to the issuer, such as management performance, financial leverage or a reduced demand for its products or services.

Leverage Borrowed funds can cause net asset value to decrease faster in a falling market. If, for example, the Trust makes a $1,000 investment for which it had borrowed $200 (20%) of the purchase price and the investment lost 20% of its value, to $800, the Trust would have a loss of $200 on an $800 investment, or 25% of the amount invested and would be obligated to repay the borrowed $200 with interest. Leverage can, therefore, involve additional risk.

Liquidity Risk The Trust may have difficulty in disposing of securities under adverse market conditions in a timely manner at a desired price. Less liquid markets can result in greater price volatility due to limited trading volumes and reductions in bond inventory.

Manager Risk There is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies may cause the Trust to underperform relevant benchmarks or other funds with similar investment objectives.

Market Risk The risk that the value of the securities owned by the Trust may go up or down, sometimes sharply or unpredictably, due to factors, both domestic and foreign, affecting securities markets in general or affecting particular sectors.

Sector Risk At times certain sectors of the markets for high yield securities may underperform relative to other sectors, and in these circumstances, if the Trust is overweight in an underperforming sector, overall performance can be adversely affected.

Suitability

The Trust may be appropriate for investors who seek one or more of the following:

•	production of income over the long-term;

•	a fund emphasizing fixed income investments in companies issuing higher yielding, lower rated securities;

•	diversification from other asset classes.

You should also consider the following:

•	an investment in the Trust involves risk and should be part of a balanced investment program;

•	the Trust is generally for investors with longer-term investment horizons, and should not be used for short term trading purposes;

•	there is a risk that you could lose money by investing in the Trust, and there is no assurance that it will achieve its investment objectives;

•	Trust shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

FUND MANAGEMENT

The Trustees principally responsible for the day-to-day management of the Trust’s portfolio are Ernest E. Monrad and Bruce H. Monrad. Ernest E. Monrad has served as a Trustee of the Trust since 1960 and served as its Chairman from 1969 to 2000. Bruce H. Monrad has been associated with the Trust since July, 1989 as co-portfolio manager and was appointed a Trustee in May, 1993 and Chairman in May, 2000. Further information relating to the compensation, share ownership and portfolio management responsibilities of the portfolio managers may be found in the Statement of Additional Information.

From time to time a Trustee or an employee of Northeast Investors Trust may express views regarding a particular company, security, industry or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Trust or any other person in the Northeast Investors Trust organization. Any such views are subject to change at any time based upon market or other conditions, and Northeast Investors Trust disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for Northeast Investors Trust are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Trust.

Northeast Investors Trust personnel may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust, pursuant to a Code of Ethics that establishes procedures for personal investing and restricts certain transactions.

EXPENSES

Trustees’ compensation has been computed at the rate of 1/8th of 1% of the net assets (before the deduction of accrued Trustees’ compensation) at the close of each quarter, from which the Trustees have paid certain expenses specified in the Declaration of Trust. Other than the fee to the Trustees, the Trust pays no compensation to any person other than in the ordinary course of business. There are other expenses of the Trust which are paid by it directly. These include expenses such as taxes, custodian’s fees and expenses, legal and auditing fees and expenses, bookkeeping expenses, and the expense of qualifying shares for sale under federal and state laws. The Trust also acts as its own transfer agent and, as such, carries out all functions relating to the maintenance of its shareholder accounts, subscriptions, transfers and redemptions of shares, and mailings to shareholders. It pays the expenses relating thereto, including the compensation of persons performing these functions and data processing expenses.

SALES WITHOUT “SALES CHARGE”

The Trust offers investors an opportunity to share in the benefits of a mutual fund without requiring that they pay a sales commission or distribution expense. It has no “sales charge”, “load charge” or “12b-1 fee”. The purchase of shares of numerous other mutual funds requires the investor to pay amounts for a “Selling Commission” and related expenses. Selling Commissions reduce the actual amount invested by shareholders while the distribution expenses (12b-1 fees) negatively impact a fund’s net asset value.

SHAREHOLDER INFORMATION

General Information

For account, product and service information, please contact the Trust at:

Northeast Investors Trust

125 High Street – Suite 1802

Boston, MA 02110

www.northeastinvestors.com

800-225-6704

Backup withholding - By law Northeast Investors Trust must withhold 28% of any taxable distributions or redemptions from your account if you do not:

•	Provide us with your correct taxpayer identification number;

•	Certify that the taxpayer identification is correct; and

•	Confirm that you are not subject to backup withholding.

Similarly, Northeast Investors Trust must withhold taxes from your account if the IRS instructs it to do so.

Foreign investors - Northeast Investors Trust is not sold outside the United States, except under limited circumstances to certain qualifying investors at the discretion of the Trust. Foreign investors should be aware that U.S. withholding may apply to any investments in the Trust.

Invalid addresses – If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Northeast Investors Trust will automatically reinvest all future distributions until you provide us with a valid mailing address.

Tax consequences – This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account, special tax rules apply. Please consult your tax adviser for detailed information about the Trust’s tax consequences for you.

Account Types

The primary account types that are available to investors are listed below. For certain account types, beneficiary designation forms and agreements are available permitting the designated beneficiary(ies) to own the account after the death of the original owner(s) without probate or similar legal steps. These materials are available online at www.northeastinvestors.com or by calling the Trust directly at (800)225-6704.

Individual or Joint Accounts

For your general investment needs

Transfer on Death (TOD)/Pay on Death (POD)

For designating a beneficiary (special application required)

Retirement

For tax-advantaged retirement savings

•	Traditional Individual Retirement Accounts (IRAs)

•	Roth IRAs

•	Roth Conversion IRAs

•	Rollover IRAs

•	Simplified Employee Pension Plans (SEP-IRAs)

Children or Minors Accounts

To invest for a child’s education or other future needs

•	Uniform Gifts or Transfer to a Minor Account (UGMA, UTMA)

•	Coverdell Education Savings Plan (formerly Educational IRAs)

Trusts, Corporations, Non-Profits and Other Entities

Buying Shares

Your initial investment must be accompanied by a completed application. The form can be obtained from the Trust’s website or the Trust can provide you one upon your request. You may purchase shares of the Trust at the per share net asset value (“NAV”) next determined after the Trust or an authorized agent receives your purchase order. There is no sales charge or commission. The Trust computes net asset value per share by dividing the market value of all securities plus other assets, less liabilities, by the total number of shares outstanding. NAV is determined as of the close of the New York Stock Exchange on each day when it is open.

The value of equity securities or equity-like securities such as warrants for which market quotations are readily available, shall be determined on the basis of the last quoted sale prices taken from the primary market or exchange on which they are traded. A bid price may be used if it more closely reflects the fair value of the security as of the close of regular trading on the New York Stock Exchange. Fixed income securities, including securities convertible into equity, shall be valued on the basis of evaluated prices furnished by independent pricing services or from quotations received from dealers who make markets in such securities. The evaluations provided by the pricing services are based on expert analysis of market data and other factors such as last sale, dealer bids, yields, quality, coupon rate, maturity, type of issue, trading characteristics and other relevant bond market data. When pricing service or reliable market quotations for certain securities are not readily available, such securities are priced at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Methodologies used to fair value securities may include, but are not limited to, the analysis of current debt to cash flow, information of any recent sales, the analysis of the company’s financial statements, quotations or evaluated prices from broker-dealers, information obtained from the issuer or analysts and the nature of the existing market for securities with characteristics similar to such obligations. The Trust may use fair value pricing for foreign securities if a material event occurs that may affect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Trust prices its portfolio, generally at 4:00 p.m. ET. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations as reliable market quotations for such issues may not be readily available. The valuations for these good faith securities are monitored and reviewed in accordance with the methodologies described above by the Trust’s Pricing Committee on an ongoing basis as information becomes available, but are evaluated at least quarterly. Brokers or dealers may accept purchase and sale orders for shares of the Trust and may impose a transaction charge for this service. Any investor may, however, purchase or redeem shares without such additional charge by dealing directly with the Trust.

Short-term or excessive trading into and out of the Trust may harm performance by disrupting portfolio management strategies and by increasing expenses. Excessive trading can increase costs as it may cause the Trust to utilize its lines of credit or initiate portfolio transactions during unfavorable periods in markets in which the Trust trades. Excessive trading can also cause the Trust to maintain higher cash balances than it otherwise would, which may lower the Trust’s performance in times of rising markets. The costs incurred from short-term traders are borne by all investors. While the Trust cannot assure that it can detect and prevent all excessive and short-term trading, especially as it relates to the activity occurring in omnibus accounts maintained with intermediaries where the Trust does not receive the underlying individual trading activity, the Trust’s Board of Trustees has adopted policies and procedures designed to help identify such short-term trading activity, and the Trust has entered into agreements with intermediaries to improve the information it receives concerning omnibus accounts. The Trust reserves the right, based either on the size or frequency of the transaction, but does not have the obligation, to reject any purchase request that it regards as potentially disruptive to efficient portfolio management. Depending on the availability of transaction information, purchase and sale transactions of Trust shares are monitored daily. In general, whenever such monitoring discloses that a shareholder has made two or more purchases and sales of Trust shares within a 90 day period, further reviews are made to determine if the trading activity was excessive and, if so, whether the effect upon the Trust could be harmful. If it is determined that there could be such an effect, the shareholder will be either warned or notified that further purchases of shares of the Trust will not be accepted. The Trust may reply to inquiries concerning its policies, but does not enter into arrangements with any person to permit frequent purchases and redemptions of Trust shares. The Trust does not consider transactions from automatic purchase or redemption plans in this category.

How to buy shares:

Check:	Mail your check and a completed application to the Trust. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last statement. Make your check payable to: Northeast Investors Trust and mail to 125 High Street, Suite 1802, Boston, MA, 02110.

Telephone:	Call 1-800-225-6704. You may make purchases to your already existing account via the telephone. The trade will be processed on the same day if received prior to the close of the New York Stock Exchange. A trade confirmation is generated and mailed the following business day. Your check or EFT payment must be received within 14 days of the transaction.*

Online:	You may establish online access to your existing account at www.northeastinvestors.com through which the purchase of additional shares (excluding IRAs) can be executed. Your payment will be automatically debited from your associated bank account via electronic funds transfer.

AIP:	You may make purchases to your already existing account via electronic funds transfer (EFT) from your eligible bank account by utilizing the Automated Investment Plan (AIP) feature. Mail or fax to (617)742-5666 your completed AIP form obtained from the Trust’s website along with a voided check and the Trust will automatically purchase shares based on your desired schedule and amount. Shareholders can also set up AIPs online.

Financial Intermediary:	Contact a financial intermediary who will execute the transaction on your behalf. Please note that your financial intermediary may charge fees or commissions for these transactions.

*	If you place a telephone order to purchase shares and your payment is not received within 14 calendar days, your transaction will be canceled and you may be prohibited from placing orders in the future unless such orders are accompanied with check or EFT payment. You may also be responsible for any losses or fees the Trust may have incurred as a result. Telephone purchases may dilute the future appreciation of the NAV if payment is not made promptly.

Your purchase price:

You buy shares at the Trust’s next determined NAV after Northeast Investors Trust receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern Time (ET), you will buy your shares at that day’s NAV. This is known as trade date.

When you place an order to buy shares, note the following:

•	The minimum initial investment in the Trust for each account is $1,000 ($500 for IRAs). There is no minimum for subsequent investments either by mail, telephone or online. The Trust, in its discretion, may waive or lower purchase minimums in certain circumstances (e.g. accounts opened with the proceeds of distributions from existing retirements accounts, accounts utilizing the AIP feature, etc.);

•	Checks must be drawn on U.S. banks and must be in U.S. dollars. Third party checks are not acceptable;

•	The Trust does not accept cash, money orders, starter checks or post dated checks for payment of share purchases;

•	There is a $50,000 maximum for telephone purchases for individual investors. Account payables resulting from telephone purchases outstanding at any one time cannot exceed this limit;

•	No cancellations. The Trust will not cancel any transaction at the request of an investor once it has been processed;

•	Future purchases. The Trust reserves the right to stop selling shares at any time, or reject specific purchase requests;

•	The Trust may reject initial investments if certain required information is not supplied on the new account application.

•	Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies withheld.

No specific election is required on the application to obtain telephone purchase privileges. The Trust will employ reasonable procedures, including requiring personal identification, prior to acting on telephone instructions to confirm that such instructions are genuine. If the Trust does not follow such procedures it may be liable for losses due to unauthorized or fraudulent instructions. Otherwise it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Selling Shares

You are entitled to redeem all or any portion of the shares credited to your account either online, through a financial intermediary or by submitting a written request for redemption to the Trust. The Trust typically pays redemption proceeds one business day following receipt of a redemption request in good order. The proceeds will be paid via check, a payment to your financial intermediary account or an electronic funds transfer to your bank in an amount equal to the NAV of the redeemed shares. However, in some extraordinary circumstances, payment from the Trust may take longer than one business day and may take up to seven days as is permitted by the Investment Company Act of 1940, as amended. Redemptions may be suspended or payment dates delayed on days when the NYSE is closed other than weekends or holidays. The Trust does not wire redemption proceeds to individual shareholders. You will not receive interest on amounts represented by uncashed redemption checks.

A redemption request will be considered to be in “good order” if it meets the following requirements:

•	The request is in writing, indicates the number of shares or dollars to be redeemed and identifies your account. The letter must be signed by all registered owners. The letter can be mailed or faxed to (617) 742-5666 and must be received before the close of the NYSE;

•	You may establish online access to your existing account at www.northeastinvestors.com through which the redemption of shares (excluding IRAs) can be executed up to $25,000. Your proceeds will be sent by check or will be automatically credited to your associated bank account via electronic funds transfer.

•	The request includes any certificates issued representing the shares, endorsed for transfer (or accompanied by a stock power in customary form) exactly as the shares are registered;

•	For redemptions in excess of $25, 000, your signature has been guaranteed by a U.S. bank or trust company, member of a national securities exchange or other eligible guarantor institution. Mere witnessing of a signature is not sufficient; a specific signature guarantee must be made with respect to all signatures. Signature guarantees are designed to protect you and the Trust from fraudulent activity. A notary public is not an acceptable guarantor;

•	In the case of corporations, executors, administrators, trustees or other organizations you must enclose evidence of authority to sell (i.e. a corporate resolution);

•	If shares to be redeemed represent an investment made by check, the Trust reserves the right to delay payment until the check has been cleared up to a maximum of 10 days;

•	Redemption checks will only be made payable to the registered shareholder(s) and will only be sent to the address of record;

•	A signature guarantee as described above is required on all redemptions when the check is mailed to an address other than the address of record or if an address change occurred in the past 30 days;

•	Telephone redemptions will not be made;

•	The Trust reserves the right not to process redemption requests from shareholders who on consecutive days request redemptions of less than $25,000 without a signature guarantee;

•	Under the applicable anti-money laundering regulations and other federal regulations, redemption orders may be suspended, restricted or canceled and the monies withheld.

You may make scheduled redemptions from your account via check or electronic funds transfer (EFT) directly to your eligible bank account by utilizing the Scheduled Withdrawal Plan (SWP) feature. Mail or fax to (617)742-5666 your completed SWP form obtained from the Trust’s website along with a voided check and the Trust will automatically redeem shares based on your desired schedule and amount. Shareholders can also set up SWPs online. The Trust reserves the right to cancel SWP redemptions if checks remain uncashed or if checks mailed to your address of record are returned as undeliverable.

The Trust expects to fund shareholder redemption requests by using available cash, by using its line of credit facility with its custodian bank or by selling portfolio securities. These methods may be used during both normal and stressed market conditions.

The Trust reserves the right to deliver assets in whole or in part in-kind in lieu of cash. The Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Trust during any 90 day period for any one shareholder. Shareholders receiving redemptions in-kind will incur brokerage costs in converting securities received to cash and, until sold, such securities remain with market risk and liquidity risk. If the Trust pays your redemption with illiquid or less liquid securities, there is a risk that an active market for your securities does not exist and your shares may be difficult to sell.

If you are an investor in a tax-advantaged retirement plan you should consider specific taxpayer restrictions, penalties and procedures that may be associated with redemptions from your retirement plan in order to qualify under the provisions of the Internal Revenue Code. The Trust assumes no responsibility for determining whether any specific redemption satisfies the conditions of federal tax laws. That determination is your responsibility. Penalties, if any, apply to withdrawals from the plan, not to redemptions from the Trust, and are governed by federal tax law alone.

Dividends and Distributions

The Trust has paid dividends in each quarter since its organization. The Trust earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. These payments are generally made around the end of February, May, August and November. The Trust may also realize net capital gains from its investments, and would distribute these gains (net of any losses) to shareholders as capital gain distributions. Such distributions, if any, would occur between October 31 and December 31. The last capital gains distribution made by the Trust was in 1998.

When you open an account, specify on your application how you want to receive your distributions. The following options are available:

(1)	Reinvestment Option. Your dividends and capital gains distributions will be automatically invested in additional shares of the Trust. If you do not indicate a choice on your application, you will be assigned this option;

(2)	Cash/Reinvest Option. Your dividends will be paid in cash. Your capital gains distributions will be reinvested in additional shares of the Trust;

(3)	Cash Option. Your dividends and capital gains distributions will be paid in cash.

Note: For quicker access to your cash distributions the Trust recommends direct deposit for shareholders electing Option 2 or 3.

If you elect to receive your distributions paid by check and your check remains uncashed for a period of six months, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

An investment in the Trust could have tax consequences for you. This prospectus provides only general tax information. If you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account, special tax rules may apply. Otherwise you should consider these tax consequences by consulting your tax advisor.

Taxes on Distributions. Distributions you receive from the Trust, whether by cash or reinvested shares, may be subject to federal, state or local taxes unless you are exempt from taxation.

For federal tax purposes, the Trust’s dividends made from income and distributions of short-term capital gains are taxable to you as ordinary income a portion of which may not be considered “qualified”. The Trust’s distributions of long-term capital gains are taxable to you generally as capital gains.

If you buy shares when the Trust has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Taxes on transactions. Your redemptions may result in a capital gain or loss for federal and state tax purposes. A capital gain or loss on your investment in the Trust is the difference between the cost of your shares and price you receive when you sell them. Reinvested distributions add to the cost basis of your investment.

A 3.8% tax imposed by the Affordable Care Act is included on all investment income as part of the highest marginal rate used in all after-tax performance calculations..

Cost Basis Reporting. The Internal Revenue Service (“IRS”) requires mutual funds to report the cost basis of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”) and subsequently sold. Mutual funds are not required to report cost basis to the IRS on shares acquired prior to January 1, 2012 (“uncovered shares”).These requirements do not pertain to tax-deferred retirement accounts such as 401(k) plans or individual retirement accounts. The cost basis is generally the purchase price of the shares adjusted for reinvested dividends and capital gains distributions. Cost basis is used to determine whether a shareholder incurred a gain or loss when redeeming shares of a fund. Cost basis for any covered shares sold during the year will be reported to the shareholder and to the IRS on Form 1099-B. The Trust will permit shareholders to elect from several IRS-accepted cost basis methods to calculate cost basis of your covered shares. If no method is selected, the Trust will use its default methodology – Average Cost. The cost basis method elected may not be changed after the settlement of a sale of Trust shares. Please consult your tax advisor should you need assistance in determining which cost basis calculation method you should elect.

Trust Policies

The Trust will make available the following statements and reports by mail or email:

•	Confirmation of each purchase and sale;

•	Confirmation of dividend / capital gains payments;

•	Financial reports (every six months);

•	Summary Prospectus;

•	Year-end statement.

The financial reports and Summary Prospectus referred to above are also available on the Trust’s website, and the other investor specific reports are available through the Trust’s website by a password protected login procedure.

When you sign your account application, you certify that your social security or taxpayer identification number is correct, that you are a U.S. person (including a U.S. resident alien) and that you are not subject to 24% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Trust to withhold 24% of your taxable distributions and redemptions.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Trust’s financial performance for the past 5 years. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Trust (assuming reinvestment of all dividends and distributions).

The information for fiscal years 2017 and 2016 has been derived from the financial statements audited by RSM US LLP, whose report, along with the Trust’s financial statements, are included in the Trust’s September 30, 2017 annual report, which is available upon request and without charge and is included in the Statement of Additional Information (SAI). The fiscal years prior to 2016 were audited by other auditors.

		Year Ended September 30,
Per Share Data	2017	2016	2015	2014	2013
Net Asset Value:
Beginning of Period	$4.58	$4.86	$6.48	$6.44	$6.03

Income From Investment Operations:
Net investment income ^	0.28	0.33	0.37	0.46	0.40
Net realized and unrealized gain (loss) on investment	0.26	-0.29	-1.56	0.05	0.38

Total from investment operations	0.54	0.04	-1.19	0.51	0.78

Less Distributions:
Net investment income	-0.30	-0.32	-0.43	-0.47	-0.37

Net Asset Value:
End of Period	$4.82	$4.58	$4.86	$6.48	$6.44

Total Return #	11.78%	1.30%	-19.12%	8.06%	13.17%

Ratios & Supplemental Data

Net assets end of period (in thousands)	$303,915	$323,792	$335,875	$543,361	$875,172

Ratio of operating expenses to average net assets*	1.52%	1.60%	1.27%	0.98%	0.96%

Ratio of interest expense to average net assets	0.13%	0.29%	0.18%	0.10%	0.03%

Ratio of net investment income to average net assets	5.98%	7.66%	6.50%	6.94%	6.26%
Portfolio turnover rate	61.33%	3.52%	7.72%	29.34%	20.88%

*	Includes Interest Expense when applicable
^	Calculated using the Average Share Method
#	Total Return reflects the rate that an investor would have earned on an investment in the Trust during each period, assuming reinvestment of all distributions.

ADDITIONAL INFORMATION

You can find additional information about the Trust in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI contains more detailed information about the Trust and its investment limitations and policies. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus (The SAI is legally part of this prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Trust’s investments is available in the Trust’s Annual and Semi-annual reports to shareholders. In both reports, you will find a discussion of the market conditions and investment strategy that significantly affected the Trust’s performance during the reporting period.

QUARTERLY FUND HOLDINGS. The Trust has adopted policies and procedures relating to disclosure of the Trust’s portfolio holdings, a full description of which in available in the SAI. The portfolio holdings are published twice a year in the annual and semi-annual reports, which are mailed approximately 60 days after the end of the Trust’s second and fourth quarters. In addition, the Trust publishes its portfolio holdings on the Trust’s website (www.northeastinvestors.com) and the SEC website (www.sec.gov) approximately 60 days after the end of each fiscal quarter. These reports may be accessed free of charge. Other information concerning the Trust’s holdings, including top holdings and sectors, may also be published on the Trust’s website from time to time.

You may obtain a free copy of the Trust’s current Annual/Semiannual report, Quarterly Holdings Report or SAI or make any other shareholder inquiry by writing or calling the Trust at:

Northeast Investors Trust

125 High Street – Suite 1802

Boston, MA 02110

(800) 225-6704

www.northeastinvestors.com

You can also review and copy information about the Trust at the SEC’s Public Reference Room in Washington, D.C. You can call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Trust are available on the SEC’s internet site at http://www.sec.gov and copies may be obtained for a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Center of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

The Trust’s reference number as a registrant under the Investment Company Act of 1940 is 811-576.

NORTHEAST INVESTORS TRUST

125 High Street – Suite 1802

Boston, Massachusetts 02110

(800) 225-6704

Shares of Beneficial Interest

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2018

This Statement of Additional Information supplements the Prospectus for the Trust dated February 1, 2018 and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained from the Trust at the above address. This Statement of Additional Information is not a prospectus.

THE TRUST

Northeast Investors Trust, herein called the Trust, is a diversified open-end management investment company organized March  1, 1950 by an Agreement and Declaration of Trust executed under the laws of The Commonwealth of Massachusetts.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS; GENERAL

As explained in the Prospectus, the purpose of the Trust is to provide investors with a vehicle for investment under the management of the Trustees. Through this Trust, the Trustees will seek to provide a managed, diversified investment program, the primary objective of which shall be the production of income. Capital appreciation is also an objective of the Trust, but its achievement must be compatible with the primary objective.

In addition to the investment objectives and policies described in the Prospectus, the Trust has adopted certain investment restrictions. So long as these restrictions remain in effect, the Trustees may not: (1) Purchase any securities which would cause more than 5% of the Trust’s total assets at the time of such purchase to be invested in the securities of any issuer, except the United States Government. (2) Purchase any securities which would cause the Trust at the time of such purchase to own more than 10% of any class of any issuer. (3) Purchase the securities of any issuer that together with any predecessor thereof have been engaged in continuous operation for less than three years, for which purpose the Trustees consider an issuer resulting from an acquisition or reorganization to be engaged in the same business as any party to the acquisition or reorganization transaction. (4) Purchase real estate or commodities or commodities contracts; however, this limitation does not preclude an investment in the securities of organizations which deal in real estate or commodities or commodities contracts or in securities secured by interests in real estate. (5) Purchase the securities of any investment company, except in connection with a merger, consolidation or acquisition or by purchase of securities of closed-end investment companies in regular transactions in the open market. (6) Purchase securities on margin or effect short sales of securities. (7) Make loans, except that the Trust may acquire publicly distributed bonds, debentures, notes and other debt securities, for which purposes the Trustees consider securities which are covered by Rule 144A under the Securities Act of 1933 or offered to a class of security holders of an issuer to be publicly distributed. (8) Act as an underwriter of securities except insofar as the Trust might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities. (9) Invest in companies for the purpose of exercising management or control. (10) Invest in puts, calls, straddles, spreads or any combinations thereof. (11) Purchase or retain the securities of any issuer if all Trustees together own more than ½ of 1% of the securities of such issuer. (12) Deal as principal with the Trust in the purchase or sale of portfolio securities. (13) Deal as agent with the Trust in the purchase or sale of portfolio securities. (14) Invest in securities for which there is no readily available market, if at the time of acquisition more than 15% of the Trust’s assets would be invested in such securities. (15) Purchase participation or other direct interests in oil, gas or other mineral exploration or development programs. (16) Invest in warrants if at the time of acquisition more than 2% of the Trust’s assets would be invested in warrants. (17) Invest in securities of foreign issuers if at the time of acquisition more than 10% of the Trust’s assets would be invested in such securities. (18) Purchase any security if, after giving effect to such purchase, more than 25% of the Trust’s assets would be invested in any one industry. (19) Issue senior securities or borrow money, except that the Trust may borrow funds up to a maximum amount equal to 25% of the Trust’s total assets and may pledge assets as security for such borrowings.

For the purposes of the above, issuer refers to a consolidated corporate entity based on its most recent financials. Classes of securities are similarly determined based on most recent financials and thus may, for example, include debt at a subsidiary level, or debt representing different issuances. The purchase of or investment in securities does not encompass participation in exchange offers in or out of formal reorganization proceedings.

The above policies preclude only direct loans, not the acquisition of debt instruments in a secondary market, including participation in financings, including but not limited to debtor-in-possession financings, arising out of the acquisition of debt securities and do not preclude the lending of portfolio securities to broker-dealers. The Trust is not currently engaged in securities lending.

The Trust does not intend to engage in trading for short-term profits, and portfolio turnover will be limited in accordance with the Trust’s objective of producing income. This does not, however, preclude an occasional investment for the purpose of short-term capital appreciation. During the fiscal years ended September 30, 2017 and 2016 the rates of total portfolio turnover were 61.33% and 3.52% respectively. Although investment policy or changed circumstances may require, in the opinion of the Trustees, an increased rate of such portfolio turnover, such as experienced in 2017 due to investments in shorter duration securities, the Trustees do not anticipate that such turnover will be substantially in excess of that experienced by the Trust in recent years.

The Trust has adopted policies and procedures with respect to the disclosure of portfolio securities. The Trust will file a complete portfolio schedule of investments with the SEC on form N-CSR within ten (10) days of the transmission to shareholders of any annual or semiannual report; these are generally transmitted within sixty (60) days after the close of the fiscal period covered by the report. The Trust will also file a complete portfolio schedule of investments with the SEC on form N-Q not later than sixty (60) days after the close of the first and third fiscal quarters. The Trust will not make available any other schedule of portfolio holdings to any person or institution other than in the ordinary course of business, such as to our auditors or custodian. The Trust may make quarterly portfolio holdings available to ranking or ratings agencies, but only after the information has been filed with the SEC or posted on our website. Certain agencies may contract with the Trust to receive the portfolio holdings monthly, but may not make the information available to the public until 60 days after the calendar quarter or until posted on the Trust’s website.

The compensation of Bruce H. Monrad and Ernest E. Monrad as portfolio managers for the Trust is set forth in this Statement of Additional Information under the caption “Compensation of Trustees”, and information about their share ownership in the Trust is set forth under the caption “Trustees and Officers”. Neither of them has portfolio management responsibilities for any other investment company or pooled fund, but as of the end of the Trust’s most recent fiscal year, Ernest E. Monrad provided portfolio management services for approximately 4 Sippican Capital Advisors LLC accounts having assets of approximately $6.6 million. None of such accounts pay a performance based advisory fee. Bruce H. Monrad is not primarily responsible for the day to day portfolio management for any accounts other than the Trust.

TRUSTEES & OFFICERS

The Trustees of Northeast Investors Trust are Ernest E. Monrad, Bruce H. Monrad, Peter J. Blampied, George P. Beal, and Charles R. Daugherty. Under Massachusetts Law, the Trustees are generally responsible for protecting the interests of the shareholders by overseeing the operation and management of the Trust. The table below provides certain information about the Trust’s Trustees and Officers. The mailing address for the Trustees and Officers of the Trust is 125 High Street, Suite 1802, Boston, MA 02110.

Name/Age/Service *	Position	Principal Occupation(s)/Other Directorships During the Past Five Years
Affiliated Trustees and Trust Officers

Ernest E. Monrad#	Trustee	Trustee of Northeast Investors Trust;
Age: 87		Director and Chairman of Sippican Capital
Years of Service: 57		Advisors LLC

Bruce H. Monrad#	Trustee and	Trustee and Chairman of Northeast Investors Trust
Age: 55	Chairman
Years of Service: 24

Gordon C. Barrett	Executive Vice	Chief Financial Officer of Northeast Investors Trust;
Age: 60	President, Chief	President of Sippican Capital Advisors LLC
Years of Service: 29	Financial Officer

David A. Randall Age: 51 Years of Service: 17	Chief Compliance Officer, Vice President	Officer of Northeast Investors Trust

Independent Trustees

Peter J. Blampied	Trustee	Director of A.W. Perry, Inc.
Age: 75
Years of Service: 17

George P. Beal	Trustee	Managing Partner, Boston Family Office LLC;
Age: 64		Director of Breckinridge Capital Advisors
Years of Service: 13

Charles R. Daugherty	Trustee	Managing Partner, Stanwich Advisors, LLC
Age: 64
Years of Service: 13

*	The Trustees serve until their resignation or either the appointment or election of a successor, and the Officers serve at the pleasure of the Trustees.
#	Ernest E. Monrad and Bruce H. Monrad are father and son, respectively.

The following is additional information about the background of each of the Trustees:

Interested Trustees

Mr. E. Monrad

Ernest E. Monrad became a trustee of Northeast Investors Trust in 1960. Mr. Monrad is a member and former director of the Boston Security Analysts Society and a member of the Massachusetts Bar. He is a former director of New America High Income Fund, Inc., former director of Furman Lumber, former trustee of Century Shares Trust and former trustee of Northeast Investors Growth Fund.

Mr. B. Monrad

Bruce H. Monrad is trustee and portfolio manager of Northeast Investors Trust, specializing in high yield securities. Previously he worked for Prudential-Bache Securities as a financial analyst.

Independent Trustees

Mr. Blampied

Peter J. Blampied was President of Corcoran Management Co. Inc, one of the region’s leading residential management firms, from 1998-2008. He was previously Chairman, President and CEO of Boston Five Bancorp and Vice Chairman of Citizens Bank of Massachusetts. He is a former director of Access Capital Strategies, LLC. He is a director of A.W. Perry, Inc., a privately owned real estate developer, owner and manager.

Mr. Beal

George P. Beal is one of the founders of The Boston Family Office LLC, a registered investment adviser, and now is its Managing Partner as well as a portfolio manager. He is a director of Breckinridge Capital Advisors. Previously, Mr. Beal was employed at Cambridge Trust Co. and Bank of New England handling various duties ranging from commercial loans, branch management, operations and retail banking.

Mr. Daugherty

Charles R. Daugherty founded Stanwich Advisors, LLC, a leading independent boutique investment bank that provides advisory and fundraising services. Mr. Daugherty spent 26 years at Deutsche Bank/BT Alex Brown where he founded the Private Equity Group and served as Managing Director and Global Group Head.

The majority of the Trust’s Board of Trustees (the “Board”) are Independent Trustees. The Board has overall responsibility for overseeing the investment program of the Trust and its management and operations. The Board exercises the same powers, authority and responsibilities on behalf of the Trust as are customarily exercised by the directors of an investment company registered under the 1940 Act organized as a corporation and has authority to oversee and establish policies regarding the management, conduct and operation of the Trust’s business. The Board has designated Bruce H. Monrad, an Interested Trustee, to serve as Chairman. The Independent Trustees have not designated a lead Trustee.

The Board has two standing committees: the Audit Committee, and the Nominating and Governance Committee, each of which consists of Messrs. Blampied, Daugherty and Beal. These committees are therefore composed entirely of Independent Trustees, and all of the Independent Trustees serve on each committee. Both committees met four times during the last fiscal year. The Audit Committee assists the Board in fulfilling its responsibilities for accounting and financial reporting practices and provides a channel of communication between the Board and the Trust’s independent accountants. The provision of audit and non-audit services by the Trust’s independent accountants is subject to prior approval by the Audit Committee. The Nominating and Governance Committee considers candidates for Trustee and reviews matters relating to Board governance. The Nominating and Governance Committee will consider the experience, qualifications, attributes and skills of Trustee nominees and Trustees when looking to fill vacant Board or committee seats and will consider the benefits of a diverse Board in enhancing its oversight of management performance, particularly in today’s global investment environment. The Committee has not established a procedure for shareholders to nominate Trustees.

The Trust believes that its leadership structure is appropriate because it provides for the effective, independent oversight of management on behalf of the Trust’s shareholders by having the independent Trustees as a majority of the Board and through their exclusive service on all committees. The Board conducts a self-evaluation annually, which includes an evaluation of the effectiveness of the Board and its committee structure. In addition, the Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

Senior management, on a regular basis, undertakes risk assessments aimed at identifying key risks that the Trust may face, as described in the Trust’s prospectus, the probability of occurrence of those risks and the potential impact. The Board and senior management have active discussions regarding the risks to which the Trust is subject. The Board reviews the Trust’s portfolio and regular reports provided to it that integrate strategy and operational and investment initiatives with risk exposures.

As part of its oversight, the Board assesses the quality of information it is receiving, how well this information provides a basis for evaluating the risk factors affecting the Trust, as described in the Trust’s prospectus, how management evaluates risk, and the quality of the risk management oversight structure. The Board engages in open discussions with management on how economic factors affect or may affect the Trust’s performance. It reviews the Trust’s periodic and current reports and prospectuses, with a particular focus on risk disclosures. In addition, as deemed appropriate, the Board or the Independent Trustees engage counsel or other parties to advise them on matters relating to risks associated with the Trust’s operations.

The following table shows the dollar range of shares of the Trust beneficially owned by each Trustee.

Name of Trustee	Dollar Range of Equity Securities in the Trust
Trustees Who Are “Interested Persons” of the Trust
Ernest E. Monrad	Over $2,000,000
Bruce H. Monrad	Over $2,000,000

Trustees Who Are Not “Interested Persons” of the Trust
Peter J. Blampied	Over $100,000
George P. Beal	Over $100,000
Charles R. Daugherty	None

The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on September 30, 2017 was 5,930,128 shares (9.39%).

The Trust has adopted a Code of Ethics governing personal securities transactions by persons (access persons) associated with the Trust who have access to information about its investment operations. The Code does permit investments by Trust personnel for their own accounts, but requires systematic reporting of transactions and holdings as required by law. The Code of Ethics of the Trust is on file as an exhibit to this registration statement and may be obtained through the Securities and Exchange Commission.

COMPENSATION OF TRUSTEES

Under the Declaration of Trust, the Trustees are entitled to receive an annual fee equal to  1⁄2 of 1% of the principal of the Trust, computed at the end of each quarter year at the rate of 1/8 of 1% of the principal at the close of such quarter. The principal of the Trust for this purpose is taken as a total of the value of the portfolio and other assets less all liabilities, except accrued Trustees’ fees, valued set forth below under “Price and Net Asset Value”. The total Trustee fee paid to the Trustees and former officers for each of the fiscal years ended September 30, 2015, 2016 and 2017 was $2,170,976, $1,432,043 and $1,608,292 respectively.

The following table shows the aggregate compensation paid during the fiscal year ended September 30, 2017 to the Trustees and former officers of the Trust from the Trustees’ fee or otherwise.

Name and Position	Aggregate Compensation Paid
Ernest E. Monrad, Trustee	$210,453
Bruce H. Monrad, Trustee, Chairman and President	$1,066,298
William A. Oates, Jr.~	$34,040
Gordon C. Barrett, Executive Vice President, and CFO*	$296,540
Robert B. Minturn~	$175,000

Fred L. Glimp, former Trustee~	$2,500
Peter J. Blampied, Trustee	$40,000
George P. Beal, Trustee	$40,000
Charles R. Daugherty, Trustee	$40,000

~	This compensation was paid as retirement benefits.
*	Paid directly by the Trust; all other amounts shown are paid from the Trustees’ fee.

Under the Declaration of Trust, the Trustees are required to furnish the Trust financial and statistical services for the Trust and such office space as the Trust may require. Except as shown above, during the fiscal year ended September 30, 2017, no retirement benefits were paid to any Trustee or former Trustee.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The custodian for the Trust is State Street Bank and Trust Company, 1 Iron Street, Boston, Massachusetts. The custodian maintains custody of the Trust’s assets. The Trust acts as its own Transfer and Shareholder Servicing Agent.

The Trust has selected RSM US LLP, located at 80 City Square, Boston, Massachusetts 02129, as its independent registered public accounting firm for the current fiscal year. The firm provides services including (i) audit of annual financial statements and (ii) provides other audit, tax, and related services to the Trust.

BROKERAGE

Decisions to buy and sell securities for the Trust and as to assignment of its portfolio business and negotiation of its commission rates are made by the Trustees. It is the Trustees’ policy to obtain best execution when processing transactions, in doing so, the Trustees assign portfolio executions and negotiate commission rates in accordance with the reliability and quality of a broker/dealer’s services and their value and expected contribution to the performance of the Trust. Such portfolio transactions may be carried out with broker-dealers that have provided the Trustees or the Trust with research and other investment related services. Such services may include furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing portfolio analyses and reports concerning issuers, industries, securities, economic factors and trends; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). During the fiscal year ended September 30, 2017, the Trust engaged in portfolio transactions involving principal trades totaling $204,789,791 with market makers and other dealers. The Trust paid broker commissions of $12,909 for the year ended September 30, 2017. During the fiscal years ended September 30, 2015 and 2016 brokerage commissions paid totaled $11,141 and $0 respectively. All such portfolio transactions completed by the Trust during the year ended September 30, 2017 were carried out with broker-dealers that have provided the Trust with research, and other investment related services.

PRICE AND NET ASSET VALUE

It is the current policy of the Trust that the public offering price of shares of the Trust equal their net asset value, the Trust receiving the full amount paid by the investor. The net asset value is determined as of the close of the New York Stock Exchange on each day that the Exchange is open. It is the only price available to investors whose orders are received prior to the close of the Exchange on that day. The price to investors whose applications for purchase are received after the close of the New York Stock Exchange or on a non-business day will be the net asset value next determined. The net asset value of the Trust’s shares is determined by dividing the market value of the Trust’s securities, plus any cash and other assets (including income accrued) less all liabilities by the number of shares outstanding. An adjustment will be made to the Trust’s price for fractions of a cent to the next highest cent. The Trust makes no payments to third parties for the daily computation of its net asset value.

The value of equity securities or equity-like securities such as warrants for which market quotations are readily available, shall be determined on the basis of the last quoted sale prices taken from the primary market or exchange on which they are traded. A bid price may be used if it more closely reflects the fair value of the security as of the close of regular trading on the New York Stock Exchange. Fixed income securities, including securities convertible into equity, shall be valued on the basis of evaluated prices furnished by independent pricing services or from quotations received from dealers who make markets in such securities. The evaluations provided by the pricing services are based on expert analysis of market data and other factors such as last sale, dealer bids, yields, quality, coupon rate, maturity, type of issue, trading characteristics and other relevant bond market data. Securities and other assets for which pricing service or market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. For a further description of the Trust’s fair value pricing methodologies, see the Prospectus under “Buying Shares”.

As indicated in the Prospectus, purchase and redemption orders may be received on behalf of the Trust by brokers. In certain such cases, where the Trust has authorized such transactions (i) such broker may be authorized to designate other intermediaries to receive purchase and redemption orders for the Trust; (ii) the Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order; and (iii) customer orders will be priced at the Trust’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee.

SHAREHOLDER PLANS

Open Accounts

Upon making an initial investment (minimum amount $1,000), a shareholder will automatically have an Open Account established for him on the books of the Trust. Once any account is opened there is no limitation to the size or frequency of investment, subject to the policies and procedures described in the prospectus under the caption “Buying Shares”. The shareholder will receive a confirmation from the Trust of this and each subsequent transaction in his Account via mail or email showing the current transaction and the current number of shares held. A shareholder may make additional investments in shares of the Trust at any time by ordering the Trust shares at the then applicable public offering price. Share certificates which have been issued to a shareholder may be returned to the Trust at any time for credit to the shareholder’s Open Account. Shares held in an Open Account may be redeemed as described in the Prospectus under “Selling Shares”. Income dividends and capital gains distributions are credited in shares on the payment date (which may be different than the record date) at the applicable record date closing net asset value, unless a shareholder has elected to receive all income dividends and/or capital gains distributions in cash.

Automatic Investment and Withdrawal Plans

These Plans have been developed to accommodate those who wish to make scheduled purchases or sales of shares of the Trust on a continuing basis without the imposition of any fee or service charge. Subject to the initial investment minimum of $1,000, any shareholder maintaining an Open Account may request in his application, in the appropriate Automated Investment Plan (AIP) or Scheduled Withdrawal Plan (SWP) form, online or otherwise in writing that investments be made through automatic deductions (minimum $50) from his bank checking or savings account or that withdrawals be made automatically with the redemption price paid by check or electronic funds transfer. The shareholder may cancel his participation in either Plan at any time, and the Trust may modify or terminate either Plan at any time.

An investor should understand that he is investing in a security, the price of which fluctuates, and that under the Plans he will purchase or sell shares regardless of their price level and that if he terminates the Plan and sells his accumulated shares at a time when their market value is less than his cost, he will incur a loss. In the case of the Automatic Investment Plan, he should also take into account his financial ability to continue the Plan through periods of low prices and understand that the Plan cannot protect him against loss in declining markets.

TAX-ADVANTAGED RETIREMENT PLANS

In addition to regular accounts, the Trust offers tax-advantaged retirement plans which are described briefly below. Contributions to these plans are invested in shares of the Trust; dividends and other distributions are reinvested in shares of the Trust.

Contributions to these retirement plans, within the limits and circumstances specified in applicable provisions of the Internal Revenue Code, are excludable or deductible from the participant’s income for federal income tax purposes. In addition, non-deductible or after-tax contributions may be made to these retirement plans to the extent permitted by the Internal Revenue Code. Reinvested dividends and other distributions accumulate free from federal income tax while the shares of the Trust are held in the plan. Distributions from these plans are generally included in income when received; however, after-tax or non-deductible contributions may be recovered without additional federal income tax. Premature distributions, insufficient distributions after age 70 1/2 or excess contributions may result in penalty taxes.

State Street Bank and Trust Company serves as custodian of each of the following plans. Detailed information concerning each of the following plans and copies of the plan documents are available online or upon request to the Trust at its offices.

An individual investor or employer considering any of these retirement plans should read the detailed information for the plan carefully and should consider consulting an attorney or other competent advisor with respect to the requirements and tax aspects of the plan.

Traditional IRA, Roth IRA and Education Savings Account

An individual may open his own Individual Retirement Account (IRA), Roth IRA, or Education Savings Account using a custodial account form approved for this purpose by the IRS. An individual may have an IRA even though he is also an active participant in a pension or profit-sharing plan or certain other plans. However, depending on the individual’s adjusted gross income and tax return filing status, contributions for an individual who is an active participant in another plan may be partially or entirely non-deductible. Contributions to a Roth IRA are non-deductible, but income and gains accumulate free of income tax and distributions after age 59 1/2 are generally not taxable. An Education Savings Account can be established only for a Designated Beneficiary who is under age 18 as a method of saving for education expenses. Contributions to an Education Savings Account are non-deductible, but income and gains accumulate free of income tax and distributions are not taxable as long as the amount withdrawn is used for qualified educational expenses.

ANTI-MONEY LAUNDERING COMPLIANCE

Money laundering is the process by which the financial proceeds of criminal activities are given the appearance of legitimacy, thereby concealing their origin and enabling criminals to reap the benefit of their crimes. Typically, illegally obtained cash is passed through legitimate financial institutions and businesses or converted into hard assets. These techniques make it difficult or impossible to trace the money to its illegal origins. The money launderer’s goal is to make its financial transactions appear normal, thus creating an apparent legitimate source for the illicit cash, while simultaneously enabling the criminal to evade payment of taxes on the unlawful proceeds.

The Trustees of Northeast Investors Trust (the “Trust”) have determined to comply with all applicable anti-money laundering (“AML”) laws and regulations and to carry out measures to detect, prevent and deter money laundering, terrorist financing and related illegal activities. It is the policy of the Trust to seek to prevent the misuse of the funds it manages and its personnel and facilities for purposes of money laundering and terrorist financing. The Trust has adopted and enforces policies, procedures and controls to detect and deter the occurrence of money laundering and other illegal activity. These policies and procedures are designed to assure as far as possible that the Trust accepts investments only from legitimate, law-abiding investors.

Consequently, the Trust may request additional information from you to verify your identity and the source of your funds. If you do not provide the requested information, the Trust may not establish your new account. The Trust may also be required to “freeze” a shareholder’s account if the Trust believes the investor is involved in suspicious activity or if certain account information matches that of government lists of suspicious persons. If such information is discovered, the Trust may be required to report this information to a government agency and the law may not permit the Trust to inform the shareholder that such actions have taken place.

DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES

It is the Trust’s policy to distribute net investment income and net realized capital gains on sales of investments (less any available capital loss carryforwards) annually. Dividends and distributions are credited in shares of the Trust unless the shareholder elects to receive cash.

Any dividends or distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, may be subject to income taxes, including the 3.8% tax imposed by the Affordable Care Act.

It is the policy of the Trust to distribute its net investment income and net realized gains for each year in taxable dividends and capital gain distributions so as to qualify as a “regulated investment company” under the Internal Revenue Code. The Trust did so qualify during its last taxable year.

A regulated investment company which meets the diversification of assets and source of income requirements prescribed by the Internal Revenue Code is accorded conduit or “pass through” treatment if it distributes to its shareholders at least 90% of its taxable income exclusive of net capital gains, i.e., it will be taxed only on the portion of such income which it retains.

To the extent that a regulated investment company distributes the excess of its net long-term capital gain over its net short-term capital loss (including any capital loss carryforward from prior years), such capital gain is not taxable to the company but it is taxable to the shareholder.

Income dividends and capital gain distributions are taxable as described, whether received in cash or additional shares. Shareholders who have not supplied the Trust with appropriate information with respect to their tax identification or social security number or who are otherwise subject to back-up withholding may have 24% of distributions withheld by the Trust.

The foregoing discussion relates to federal income taxation. Dividends and capital gain distributions may also be subject to state and local taxes, and shareholders should consult with a qualified tax advisor.

CAPITAL SHARES

The Trust has only one class of securities—shares of beneficial interest without par value—of which an unlimited number are authorized. Each share has one vote and when issued, is fully paid and nonassessable. Fractional shares may be issued and when issued, have the same rights proportionately as full shares. The shares are transferable by endorsement or stock power in the customary manner, but the Trust is not bound to recognize any transfer until it is recorded on the books of the Trust. Each share is entitled to participate equally in any dividends or distributions declared by the Trustees. In the event of liquidation of the Trust, the holders of shares are entitled to all assets remaining for distribution after satisfaction of all outstanding liabilities. Distributions would be in proportion to the number of shares held. No shares carry any conversion, subscription, or other preemptive rights.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust provides that the Trustees shall have no power to bind the shareholders personally and requires that all contracts and other instruments shall recite that the same are executed by the Trustees as Trustees and not individually and are soley binding upon the Trust’s assets. The Trust is advised by counsel (Mintz. Levin, Cohn, Ferris, Glovsky and Popeo, P.C.) that under the applicable Massachusetts decisions, no personal liability can attach to the shareholders under contracts of the Trust containing this recital. Moreover, the Declaration of Trust provides that any shareholder of the Trust shall be indemnified by the Trust for all loss and expense incurred by reason of his being or having been a shareholder of the Trust. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

PROXY VOTING GUIDELINES

Written guidelines have been established for proxy voting by the Board of Trustees of the Trust. The purpose of these guidelines is to promote the accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to increase disclosure of a company’s business and operations.

The Trust’s proxy voting guidelines generally address proposals submitted to shareholders in the following categories:

Routine Matters

Proposals for the election of directors

The Trust generally supports management’s recommendations in selecting director nominees as the Trust believes the company is in the best position to recommend and evaluate a qualified board. Directors should be competent, qualified individuals and should be accountable, responsive to shareholders and should exercise reasonable judgment. The Trust generally supports a board of directors comprised of a majority of independent directors and prefers committees such as audit and nominating committees to also be comprised of independent members.

Proposals for the approval of independent auditors

The Trust generally will rely on the audit committee’s recommendation in selecting independent auditors who will provide the best service to the company. The Trust believes the relationship between the company and its auditors should be independent and will vote against proposed auditors whose independence may be compromised.

Compensation Matters

Proposals seeking approval of equity-based compensation, including stock option plans

Companies often offer compensation plans for its officers and employees as a means to attract or maintain desirable employees. These plans may include equity-based compensation (stock options or restricted stock). In general, the Trust will vote for stock-related compensation plans that are reasonably designed and that align the interest of management with those of shareholders by providing officers and employees with an incentive to maximize shareholder value. It will consider the dilutive effects, pricing and re-pricing issues, and other factors in voting on specific proposals.

Proposals related to executive compensation

The Trust believes that executive compensation matters are best left to the discretion of the directors, not the shareholders. The Trust will generally vote against advisory votes on executive compensation (Say-On-Pay) unless such compensation is deemed problematic or does not appear aligned with shareholder interests.

Corporate Control

Proposals relating to changes in corporate control

The Trust generally opposes measures that are designed to prevent or obstruct corporate takeovers. Such measures tend to entrench current management, discourage other offers for the company and depress shareholder value. In most cases, the acquisition or takeover of a company - hostile or otherwise – will increase shareholder value and therefore must be permitted to occur.

Shareholder Rights Plans (Poison Pills)

Shareholder Rights Plans or Poison Pills are instigated by an unwanted takeover attempt and can ultimately make the company appear financially less attractive to potential suitors. Typically, directors have used poison pills without shareholder approval. The Trust will generally vote against all forms of poison pills unless backed by sound business strategy that will likely result in a greater benefit to the shareholders.

Increases in Authorized Common Stock

The Trust will generally approve of increases in authorized shares, provided that the increase will not expose shareholders to excessive dilution and is sought for appropriate corporate purposes.

“Blank Check” Preferred Stock

The Trust will generally vote against “blank check” preferred stock proposals unless the proposal discloses that the stock is specifically required to be issued for valid corporate financing objectives.

Classified or Staggered Boards

Although these types of board structures may provide stability and continuity of board members, they can also be viewed as anti-takeover devices; therefore the Trust will generally vote against classified or staggered boards.

Shareholder Rights

Proposals that affect shareholder rights, including voting rights

The Trust views the exercise of shareholders’ rights – including the rights to act by written consent, to call special meetings and to remove directors – to be fundamental to corporate governance.

Cumulative Voting

The Trust generally supports proposals to adopt cumulative voting and will generally vote against proposals                      to eliminate cumulative voting which may constitute an anti-takeover measure.

Confidential voting

The Trust generally supports proposals to require that voting be confidential because they increase the independence of shareholders who are voting.

Supermajority Voting

The Trust favors simple majority votes by shareholders on matters submitted for their approval and generally will vote in support of shareholders proposals that eliminate supermajority voting requirements.

Dual Class or Super Voting Share Class Capitalizations

The Trust will generally vote against the adoption of a dual or super voting share class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments.

Other Matters

Proposals relating to social and corporate responsibility issues

The Trust will generally vote with management’s recommendations on proposals pertaining to social, moral, ethical or corporate matters. These proposals are primarily initiated by shareholders and the effect on shareholder value of such proposals is often unclear, and therefore the Trust will rely on management’s assessment of the economic effect of such proposals.

Potential Conflicts of Interest

In the event that any matter for which a proxy is solicited creates a potential conflict of interest between interests of the shareholders of the Trust, on the one hand, and any affiliated person of the Trust, on the other, the voting of such proxy will be referred to the Trustees of the Trust who are not “interested persons” of the Trust as such term is defined under the Investment Company Act of 1940 (the “independent Trustees”); if the potential conflict is with an independent Trustee, such Trustee will abstain from voting on the matter.

Other Situations

With respect to proposals not mentioned above, the Trust will act in the best interest of the shareholders and vote in a manner which will enhance the value of the investment and maximize shareholder value.

The foregoing is a summary. A copy of the complete Proxy Voting Guidelines and the Trust’s voting record may be obtained by calling the toll free number in the address set forth on the cover page of this Statement of Additional Information and at the website of the Securities and Exchange Commission (www.sec.gov) or at the website of the Trust (www.northeastinvestors.com).

HISTORICAL PERFORMANCE INFORMATION

From time to time, the Trust may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

Where:

P =              a hypothetical initial payment of $1,000

N =             number of years

ERV =        ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. The Trust may also advertise total return (a “nonstandardized quotation”) which is calculated differently from average annual total return. A nonstandardized quotation of the total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Trust’s average annual total return as described above. The Trust’s total returns for the one, five and ten year periods ended December 31, 2017 are set forth in the Prospectus.

From time to time, the Trust may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[((a-b)/cd + 1)6 - 1]

Where:

a =        dividends and interest earned during the period

b =        expenses accrued for the period (net of reimbursements)

c =        the average daily number of shares outstanding during the period that were entitled to receive dividends.

d =        the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Trust owns the security. Generally, interest earned (for the purpose of “a” above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

The performance quotations described above are based on historical experience and are not intended to indicate future performance.

To help investors better evaluate how an investment in the Trust might satisfy their investment objective, advertisements regarding the Trust, as well as other publications, may discuss various measures of Trust performance, including current performance ratings and/or rankings appearing online or in financial magazines, newspapers and publications which track mutual fund performance or other information prepared by recognized mutual fund statistical services. Advertisements and other publications may also compare Northeast Investors Trust’s performance to performance as reported by other indices and averages or other investments for which reliable performance information is available. The Trust’s Annual Report contains additional performance information and will be made available to investors upon request and without charge.

FINANCIAL STATEMENTS

The following financial statements are included in this Statement of Additional Information:

1.	Schedule of Investments as of September 30, 2017

2.	Statement of Assets and Liabilities as of September 30, 2017

3.	Statement of Operations for the Year Ended September 30, 2017

4.	Statements of Changes in Net Assets for each of the two years in the period ended September 30, 2017

5.	Financial Highlights for each of the five years in the period ended September 30, 2017

6.	Notes to Financial Statements for the year ended September 30, 2017

7.	Report of RSM US LLP, Independent Registered Public Accounting Firm.

Schedule of Investments (a)

September 30, 2017

Asset Backed Securities — 0.76% Name of Issuer	Principal	Value (Note B)
Airline Lease — 0.76%
Aircraft Fin Trust, FRN, 1.71% (1 month LIBOR + 0.48%), 5/15/24	$17,183,083	$2,319,716

Total Asset Backed Securities — (cost—$7,474,641)		$2,319,716

Convertible Bonds — 5.99% Name of Issuer	Principal	Value (Note B)
Energy/Natural Resources — 2.65%
Comstock Resources, Inc. PIK, 7.75%, 4/01/19	$10,443,472	$8,054,527

Wireless Telecom Services — 3.34%
Clearwire Communications / Finance, 8.25%, 12/01/40 (d)	10,000,000	10,150,000

Total Convertible Bonds — (cost—$20,761,019)		$18,204,527

Corporate Bonds & Notes — 76.76% Name of Issuer	Principal	Value (Note B)
Chemicals — 3.66%
Platform Specialty Products Corp., 10.375%, 5/01/21 (d)	$10,035,000	$10,938,150
Reichhold Industries, Inc., 9%, 5/08/17 (b) (c) (d) (e)	9,287,227	185,745

		11,123,895

Coal — 0.71%
Westmoreland Coal Co., 8.75%, 01/01/22 (d)	3,000,000	2,160,000

Construction & Farming — 4.26%
Southern States Co-op, Inc., 10%, 8/15/21 (d)	13,000,000	12,935,000

Consumer Finance — 3.38%
Credit Acceptance Corp., 6.125%, 2/15/21	10,130,000	10,281,950

Drug Stores — 0.64%
Rite Aid Corp., 6.125%, 4/01/23 (d)	2,000,000	1,942,500

Electrical Components & Equipment — 1.47%
Advanced Lighting Technologies PIK, 12.50%, 6/01/19 (d) (e)	18,541,103	4,473,041

Energy/Natural Resources — 3.27%
American Eagle Energy Corp., 11%, 9/01/19 (b) (d)	15,500,000	155,000
Comstock Resources, Inc., 10%, 3/15/20	3,000,000	2,985,000
RAAM Global Energy Co., 12.5%, 10/01/15 (b) (c)	23,000,000	230,000
Stone Energy Corp., 7.5%, 5/31/22	422,980	408,176
W & T Offshore, Inc., 8.5%, 6/15/19	7,000,000	6,160,000

		9,938,176

Financial Services Misc. — 3.98%
Rialto Holdings LLC, 7%, 12/01/18 (d)	12,000,000	12,090,000

Corporate Bonds & Notes—(continued) Name of Issuer	Principal	Value (Note B)
Food Processing — 3.78%
Simmons Food, Inc., 7.875%, 10/01/21 (d)	$10,824,000	$11,484,264

Gaming — 3.33%
Chester Downs & Marina LLC, 9.25%, 2/01/20 (d)	10,000,000	10,125,000

Hardware — 2.85%
NCR Corp., 4.625%, 2/15/21	8,498,000	8,646,715

Homebuilders — 4.07%
Brookfield Residential Properties, Inc., 6.125%, 7/01/22 (d)	5,000,000	5,225,000
Taylor Morrison Communities, Inc., 5.25%, 4/15/21 (d)	5,422,000	5,564,327
Tousa, Inc., 9%, 7/01/10 (b) (c)	14,111,000	846,660
Tousa, Inc., 8.25%, 4/01/11 (b) (c)	12,250,000	735,000

		12,370,987

Metals & Mining — 3.69%
American Gilsonite Co., PIK 17%, 12/31/21 (d)	6,120,181	6,699,049
International Wire Group, Inc., 10.75%, 8/01/21 (d)	4,880,000	4,501,800

		11,200,849

Miscellaneous Manufacturing — 8.17%
Enpro Industries, Inc., 5.875%, 9/15/22	9,626,000	10,047,137
Gibraltar Industries, Inc., 6.25%, 2/01/21	14,401,000	14,815,029

		24,862,166

Oil & Gas Drilling — 6.32%
Parker Drilling Co., 7.5%, 8/01/20	7,250,000	6,434,375
Tidewater, Inc., 8%, 8/01/22	12,500,000	12,781,250

		19,215,625

Paper/Forest Products — 4.29%
Cenveo Corp., 6%, 8/01/19 (d)	2,250,000	1,783,125
Cenveo Corp., 8.5%, 9/15/22 (d)	25,000,000	11,250,000

		13,033,125

Packaging & Container — 2.08%
Silgan Holdings, Inc., 5%, 4/01/20	6,234,000	6,319,718

Pipeline — 3.26%
Targa Resources Partners, 4.125%, 11/15/19	9,819,000	9,917,190

Retail Stores — 3.38%
Claire’s Stores, Inc., 9%, 3/15/19 (d)	12,000,000	6,882,000
Claire’s Stores, Inc., 6.125%, 3/15/20 (d)	6,365,000	3,405,275

		10,287,275

Telecom Equipment — 0.57%
Nortel Networks LTD, 10.75%, 7/15/16 (b) (c)	23,850,000	1,729,125

Corporate Bonds & Notes—(continued) Name of Issuer	Principal	Value (Note B)
Tobacco — 4.43%
Alliance One International, Inc., 8.5%, 4/15/21 (d)	$7,950,000	$8,287,875
Vector Group LTD, 6.125%, 2/02/25 (d)	5,000,000	5,175,000

		13,462,875

Travel & Lodging — 1.61%
NCL Corporation LTD, 4.625%, 11/15/20 (d)	4,760,000	4,884,950

Wireless Telecom Service — 3.56%
Frontier Communications Corp., 8.125%, 10/01/18	10,700,000	10,807,000

Total Corporate Bonds & Notes — (cost—$292,536,132)		$233,291,426

GDP-linked Bond — 1.22% Name of issuer	Principal	Value (Note B)
Republic of Argentina GDP Linked Security, FRN (based on the performance of Argentina’s GDP), 12/15/35 (b)	$34,386,574	$3,713,750

Total GDP-linked Bond — (cost—$1,423,421)		$3,713,750

Common and Preferred Stock — 14.82% Name of issuer	Number of Shares	Value (Note B)
Banks / Money Centers — 2.20%
Citigroup, Inc.	91,930	$6,686,988

Diversified Chemicals — 1.54%
NL Industries, Inc. (b)	510,200	4,668,330

Electrical Components & Equipment — 0.00%
Advanced Lighting Technologies PFD (b)	791	0

Electrical Utility — 1.38%
Homer City Holdings, LLC (b) (f)	221,338	4,205,422

Energy / Natural Resources — 2.28%
Energy XXI Gulf Coast, Inc. (b)	557,201	5,761,458
SilverBow Resources, Inc. (b)	5,058	124,174
Stone Energy Corp. (b)	35,718	1,037,965

		6,923,597

Food Processing — 2.76%
Viskase Cos., Inc. (b)	2,096,128	8,384,512

Metals & Mining — 3.92%
American Gilsonite (b) (f)	15,980	6,791,500
American Zinc Recycling, LLC (b) (f)	14,659	5,130,650
Ormet Corp. (b)	372,638	224

		11,922,374

Oil & Gas Drilling — 0.03%
Key Energy Services, Inc. (b)	6,453	84,986

Retail Food Chain — 0.68%
Romacorp, Inc. (b) (e) (f)	82,220	2,055,500

Common and Preferred Stock—(continued) Name of issuer	Number of Shares	Value (Note B)
Transportation — 0.03%
Groupe Eurotunnel SA	7,349	$88,482

Total Common and Preferred Stock — (cost—$67,113,734)		$45,020,191

Warrants — 0.10% Name of issuer	Number of Shares	Value (Note B)
Energy XXI Gulf Coast, Inc., DTD 1/10/17 @ $43.66 expiration 12/30/21 (b)	22,515	$6,755
Jack Cooper Enterprises, Inc., DTD 12/30/17 @ $0.01 expiration 12/30/27 (b) (e)	16,500	285,688

Total Warrants — (cost—$1,072,334)		$292,443

Total Investments — 99.65% (cost—$390,381,281)		$302,842,053

Net Other Assets and Liabilities — 0.35%		$1,073,034

Net Assets — 100%		$303,915,087

(a)	Portions of the portfolio may be pledged to collateralize short term borrowings.
(b)	Non-income producing security.
(c)	Security is in principal default.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $140,297,101 which represents 46.16% of total net assets. These securities are generally deemed liquid.
(e)	Security is valued at fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. The aggregate market value of good faith securities as of September 30, 2017 was $6,999,974 which represents 2.30% of total net assets.
(f)	The security is restricted. The Trust may acquire restricted securities which are subject to legal or contractual restrictions on resale and may be illiquid. The aggregate market value of restricted securities as of September 30, 2017 was $18,183,072 which represents 5.98% of total net assets. Additional information on each holding is as follows:

Security	Acquisition Date	Acquisition Cost
American Gilsonite	1/13/2014	$5,273,400
American Zinc Recycling, LLC	7/19/2012 - 9/30/2016	$8,474,521
Homer City Holdings, LLC	4/6/2017	$588,216
Romacorp, Inc.	11/15/2006	$4,118,756

PIK	Payment in Kind
FRN	Floating Rate Note — rates reflected are as of September 30, 2017
PFD	Preferred Security

The accompanying notes are an integral part of the financial statements.

     Statement of Assets and Liabilities

September 30, 2017

Assets
Investments—at market value (cost $390,381,281)	$302,842,053
Receivable for interest	4,892,364
Receivable for shares sold	616,212
Escrow Receivable	307,288
Cash	158,782

Total Assets	308,816,699

Liabilities
Line of credit	3,529,500
Payable for investments purchased	683,700
Payable for trustee fees	379,468
Accrued expenses	254,123
Payable for shares repurchased	54,821

Total Liabilities	4,901,612

Net Assets	$303,915,087

Net Assets Consist of:
Capital, at a $1.00 par value	$63,155,485
Paid in surplus	673,433,014
Undistributed net investment income	1,621,688
Accumulated net realized loss on investments	(346,755,872)
Net unrealized depreciation of investments	(87,539,228)

Net Assets	$303,915,087

Net Asset Value, offering price and redemption price per share ($303,915,087/63,155,485 shares)	$4.82

The accompanying notes are an integral part of the financial statements.

     Statement of Operations

Year Ended September 30, 2017

Investment Income
Interest	$23,445,229
Dividends	920,089
Other Income	14,548

Total Income	24,379,866

Expenses
Trustee fees	$1,608,292
Administrative expenses and salaries	1,547,286
Legal fees—litigation	510,986
Interest expense	255,824
Computer and related expenses	189,950
Commitment fees	180,184
Legal fees—general	170,112
Auditing fees	122,750
Printing, postage and stationery fees	83,350
Custodian fees	59,875
Transfer Agent Fees	44,747
Insurance	43,800
Registration and filing fees	35,950
Telephone	14,600
Other expenses	83,500

Total Expenses	4,951,206

Net Investment Income	19,428,660

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from investment transactions	(83,935,306)
Change in unrealized appreciation (depreciation) of investments	100,870,185

Net Increase (Decrease) in Net Assets Resulting from Operations	$36,363,539

The accompanying notes are an integral part of the financial statements.

Statements of Changes

in Net Assets

	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets
From Operations:
Net investment income	$19,428,660	$22,684,332
Net realized gain (loss) from investment transactions	(83,935,306)	4,127,588
Change in unrealized appreciation (depreciation) of investments	100,870,185	(23,733,493)

Net Increase (Decrease) in Net Assets Resulting from Operations	36,363,539	3,078,427

Distributions to Shareholders from Net Investment Income	(20,046,944)	(21,364,808)
From Net Trust Share Transactions—(See Note D)	(36,193,479)	6,203,050

Total Increase (Decrease) in Net Assets	(19,876,884)	(12,083,331)

Net Assets:
Beginning of Period	323,791,971	335,875,302

End of Period	$303,915,087	$323,791,971

Undistributed Net Investment Income	$1,621,688	$1,586,855

The accompanying notes are an integral part of the financial statements.

     Financial Highlights

	Year Ended September 30,
Per Share Data	2017	2016	2015	2014	2013
Net Asset Value:
Beginning of Period	$4.58	$4.86	$6.48	$6.44	$6.03

Income From Investment Operations:
Net investment income^	0.28	0.33	0.37	0.46	0.40
Net realized and unrealized gain (loss) on investment	0.26	–0.29	–1.56	0.05	0.38

Total from investment operations	0.54	0.04	–1.19	0.51	0.78

Less Distributions:
Net investment income	–0.30	–0.32	–0.43	–0.47	–0.37

Net Asset Value:
End of Period	$4.82	$4.58	$4.86	$6.48	$6.44

Total Return#	11.78%	1.30%	–19.12%	8.06%	13.17%
Ratios & Supplemental Data
Net assets end of period (in thousands)	$303,915	$323,792	$335,875	$543,361	$875,172
Ratio of operating expenses to average net assets*	1.52%	1.60%	1.27%	0.98%	0.96%
Ratio of interest expense to average net assets	0.13%	0.29%	0.18%	0.10%	0.03%
Ratio of net investment income to average net assets	5.98%	7.66%	6.50%	6.94%	6.26%
Portfolio turnover rate	61.33%	3.52%	7.72%	29.34%	20.88%

*	Includes Interest Expense when applicable

^	Calculated using the Average Share Method

#	Total Return reflects the rate that an investor would have earned on an investment in the Trust during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

     Notes to Financial Statements

Note A–Organization

Northeast Investors Trust (the “Trust”), a diversified open-end management investment company (a Massachusetts Trust), is registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended. The primary objective of the Trust is the production of income. The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

Note B–Significant Accounting Policies

Valuation of Investments:  The value of equity securities or equity-like securities such as warrants for which market quotations are readily available, shall be determined on the basis of the last quoted sale prices taken from the primary market or exchange on which they are traded. A bid price may be used instead of last quoted sales price if it more closely reflects the fair value of the security as of the close of regular trading on the New York Stock Exchange. Fixed income securities, including securities convertible into equity, shall be valued on the basis of evaluated prices furnished by independent pricing services or from quotations received from dealers who make markets in such securities. The evaluations provided by the pricing services are based on expert analysis of market data and other factors such as last sale, dealer bids, yields, quality, coupon rate, maturity, type of issue, trading characteristics and other relevant bond market data.

Securities for which market quotations are not readily available (including restricted securities and private placements, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Methodologies and factors used to fair value securities may include, but are not limited to, the analysis of current debt to cash flow, information of any recent sales, the analysis of the company’s financial statements, quotations or evaluated prices from broker-dealers, information obtained from the issuer or analysts and the nature of the existing market for securities with characteristics similar to such obligations. Valuations may be derived following a review of pertinent data (EBITDA, Revenue, etc.) from company financial statements, relevant market valuation multiples for comparable companies in comparable industries, recent transactions, and management assumptions. The Trust may use fair value pricing for foreign securities if a material event occurs that may effect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Trust prices its portfolio, generally at 4:00 p.m. ET. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations as reliable market quotations for such issues may not be readily available. For securities valued in good faith, the value of an investment used to determine the Trust’s net asset value may differ from published or quoted prices for the same investment. The valuations for these good faith securities are monitored and reviewed in accordance with the methodologies described above by the Trust’s Pricing Committee on an ongoing basis as information becomes available, but are evaluated at least quarterly. The good faith security valuations and fair value methodologies are reviewed and approved by the Trust’s Board of Trustees on a quarterly basis. There can be no assurance that the Trust could obtain the fair value assigned to an investment if it were to sell the investment at the same time which the Trust determines its net asset value per share. The market value of securities fair valued on September 30, 2017 was $6,999,974, which represents 2.30% of net assets.

Federal Income Taxes:  It is the Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its

Notes to Financial Statements

(continued)

shareholders. Accordingly, no federal tax provisions are required. Income distributions, if any, are declared and paid quarterly for the Trust. Capital gains distributions, if any, are declared and paid annually.

The Trust has reviewed the tax positions for the open tax years as of September 30, 2017 and has determined that no provision for income tax is required in the Trust’s financial statements. The Trust’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Trust recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Trust’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid in capital, depending on the type of book/ tax differences that may exist.

State Income Taxes:  Because the Trust has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes.

Net Asset Value:  In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent.

Distributions and Income:  Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in surplus. The Trust’s distributions and dividend income are recorded on the ex-dividend date. Interest income, which includes accretion of market discount and amortization of premium, is accrued as earned. Certain securities held by the Trust pay interest in the form of cash or additional securities (known as Payment-in-kind or PIK); interest on such securities is recorded on the accrual basis.

Security Transactions:  Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates and Basis of Accounting:  The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Credit Risk:  Investments in high-yield securities involve greater degrees of credit and market risks than investments in higher-rated securities. Bonds which are rated as less than investment grade tend to be more susceptible to real or perceived adverse economic conditions.

Note C–Trustees’ Compensation

Trustees’ compensation has been computed at the rate of 1/8 of 1% of the net assets (before deduction of accrued Trustees’ compensation) at the close of each quarter, from which the Trustees have paid certain expenses specified in the Declaration of Trust. For the

Notes to Financial Statements

(continued)

year ended September 30, 2017 the current Independent Trustees were aggregately paid $120,000 from the Trustee fees.

The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on September 30, 2017 was 5,930,128 shares (9.39%).

Administrative Expenses & Salaries:  Northeast Investors Trust incurs salary and administrative expenses which includes such expenses for personnel performing transfer agent and dividend disbursement related functions and other administrative functions of the Trust.

Note D–Shares of Beneficial Interest

At September 30, 2017, there were unlimited shares of beneficial interest authorized with a par value of $1. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
Shares Sold	24,050,689	$113,401,031	37,816,572	$163,341,212
Shares issued to shareholders in reinvestment of distributions from net investment income	3,011,318	14,142,492	3,438,436	14,916,580

	27,062,007	$127,543,523	41,255,008	$178,257,792

Shares redeemed	(34,671,586)	(163,737,002)	(39,730,356)	(172,054,742)

Net Increase (Decrease)	(7,609,579)	$(36,193,479)	1,524,652	$6,203,050

Note E–Purchases and Sales of Investments

The cost of purchases and the proceeds from sales and maturities of securities, other than short-term and government securities, aggregated $198,558,609 and $195,923,565 respectively, for the year ended September 30, 2017.

Note F–Line of Credit

The Trust’s line of credit, which does not require maintenance of compensating balances, is generally on a demand basis and is at a rate equal to the applicable margin (1.25%) plus the higher of (a) the Federal Funds Rate or (b) the one-month LIBOR Rate during the period in which such loan is outstanding. At September 30, 2017 the Trust has an unused line of credit amounting to $71,470,500. The Trust pays a commitment fee of 0.20% on the unused portion of the line of credit when the loan balance is equal to or greater than $45,000,000 and otherwise pays 0.25%. The line of credit may be terminated at the bank’s option at its annual renewal date, on January 12, 2018.

The following information relates to aggregate short-term borrowings during the year ended September 30, 2017:

Average amount outstanding (total of daily outstanding principal balances divided by the number of days with debt outstanding during the period)	$28,697,562
Weighted average interest rate	2.29%

Notes to Financial Statements

(continued)

Note G–Repurchase Agreement

On a daily basis, the Trust invests cash balances into repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Trust’s custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default. However, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings. There were no repurchase agreements on September 30, 2017.

Note H–Additional Tax Information

The amount of distributions paid during the years ended September 30, 2017 and September 30, 2016 were $20,046,944 and $21,364,808, respectively, and were classified as ordinary income.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Mod Act”) was enacted to update some of the federal income and excise tax rules related to regulated investment companies. The RIC Mod Act allows new capital losses to be carried forward indefinitely rather than for a maximum of eight years. The capital losses also now retain the character of the original loss rather than be carried forward as short-term losses as under previous law. The provisions of the RIC Mod Act are effective for taxable years beginning after December 22, 2010. Losses incurred during these years (Post-RIC Mod Act) will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result the Pre-RIC Mod Act capital loss carryforwards may expire unused. The Trust’s expired unused 2017 Pre-RIC Mod Act capital loss carryforward of $100,070,501 is reflected in paid in surplus. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in future periods.

As of September 30, 2017 the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed Net Investment Income	$1,818,178
Capital Loss Carryfoward Pre-RIC Mod Act:
2018	(15,862,511)
2019	(159,796,299)

Total Capital Loss Carryfoward Pre-RIC Mod Act:	(175,658,810)
Capital Loss Carryfoward Post-RIC Mod Act:	(171,320,447)
Timing Differences	(196,490)
Unrealized gains (losses)—net	(87,315,843)

Total distributable earnings (losses)—net	$(432,673,412)

At September 30, 2017 the Trust’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	$390,157,896
Gross unrealized gain	19,634,132
Gross unrealized loss	(106,949,975)

Net unrealized security gain (loss)	$(87,315,843)

Notes to Financial Statements

(continued)

The difference between book and tax basis cost of investments and net unrealized gains (losses) is primarily attributable to accretion and amortization differences.

Note–I Fair Value Measurements

Accounting Standards Codification ASC 820, Fair Value Measurements and Disclosures (ASC 820) defines fair value as the price that would be received to sell an investment in an orderly transaction between two market participants at the measurement date. ASC 820 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of certain inputs to the fair value measurement requires judgments and considers factors that may be specific to each security. The various inputs that may be used to determine the value of the Trust’s investments are summarized in the following fair value hierarchy:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs based on data obtained from various pricing sources (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.

Level 3 — Significant unobservable inputs including the Trust’s own assumptions used to determine the fair value of investments. Factors considered in making such determinations may include, but are not limited to, information obtained directly from the company or analysts and the analysis of the company’s financial statements or other documents.

The following table summarized the Trust’s investment as of September 30, 2017 based on the inputs used to value them.

	Level 1	Level 2	Level 3	Total as of 9/30/2017
Corporate Bonds & Notes	$—	$228,632,640	$4,658,786	$233,291,426
Common and Preferred Stock	18,364,125	24,600,566	2,055,500	45,020,191
Convertible Bonds	—	18,204,527	—	18,204,527
Foreign Bonds	—	3,713,750	—	3,713,750
Asset Backed Security	—	2,319,716	—	2,319,716
Warrants	6,755	—	285,688	292,443

	$18,370,880	$277,471,199	$6,999,974	$302,842,053

Transfers between hierarchy levels may occur due to market fluctuation, changes in valuation techniques and/or changes in the availability of market data used in the determination of an investment’s valuation. The Trust recognizes transfers between the levels at the end of each period. For the year ended September 30, 2017, there was one transfer from Level 3 to Level 2 due to increased observable inputs and one transfer from Level 2 to Level 3 due to a decrease in observable inputs.

Notes to Financial Statements

(continued)

At September 30, 2017, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

	Corporate Bonds & Notes	Common and PFD Stock	Warrants	Totals as of 9/30/2017
Beginning Balance @ 9/30/16	$614,456	$28,956,260	$—	$29,570,716
Purchases	—	—	—	—
Sales	(609,596)	(23,032,599)	—	(23,642,195)
Realized Gain (Loss)	(7,545,850)	(4,391,084)	—	(11,936,934)
Net Change in Unrealized Appreciation/(Depreciation)	7,726,735	5,653,573	—	13,380,308
Transfers into Level 3 from Level 2	4,473,041	—	285,688	4,758,729
Transfers out of Level 3 to Level 2	—	(5,130,650)	—	(5,130,650)

Ending Balance @ 09/30/2017	$4,658,786	$2,055,500	$285,688	$6,999,974

Change in Unrealized Gain /(Loss) for Positions Still Held at September 30, 2017
Corporate Bonds & Notes	$(1,079,122)
Common & Preferred Stock	(904,420)
Warrants	29,855

Totals	$(1,953,687)

The Financial Accounting Standard Board (FASB) issued guidance that a reporting entity should disclose quantitative information about the unobservable inputs used in the fair value determinations that are categorized in the Level 3 hierarchy. The guidance also required additional disclosure regarding the valuation process used and the sensitivity of the fair value measurements to changes in unobservable inputs and the interrelationships between those unobservable inputs within Level 3.

Notes to Financial Statements

(continued)

The following table presents a summary of valuation techniques, inputs and quantitative information used in determining the fair value of the Trust’s Level 3 securities as of September 30, 2017:

Investment Type	Fair Value	Valuation Technique	Significant Unobservable Inputs	Range	Increase to Valuation from an Increase in Input (1)
Corporate Bonds & Notes
Chemicals	$185,745	Market Approach(2)	Recovery Rate	not applicable	Increase
Electrical Components & Equipment	4,473,041	Recent Transaction Price(3)	not applicable	not applicable	not applicable
Common and Preferred Stock
Retail Food Chains	2,055,500	Market Comparable(4)	Revenue Multiple	.32x - 1.05x	Increase
			Private Company Discount	10%	Decrease
Warrants
Transportation	285,688	Comparable Transactions(5)	EBITDA Multiple	6x	Increase

	$6,999,974

(1)	This column represents the direction change in the fair value of the Level 3 securities that would result from an increase to the corresponding unobservable input. A decrease to the unobservable inputs would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower fair value determinations.
(2)	A market approach using the value of the underlying assets of the company.
(3)	Certain securities are values based on recent transactions (generally within six months of valuation date). In some cases, the fair value may be based on a pending transaction expected to occur after the valuation date.
(4)	Earnings multiples are based on comparable public companies.
(5)	Earnings multiples are based on transactions of comparable companies.

Note J–Other

In the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be minimal.

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders

Northeast Investors Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Northeast Investors Trust (the Trust) as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years in the periods then ended September 30, 2015, September 30, 2014, and September 30, 2013 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated November 24, 2015.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian, counterparties, or by other appropriate audit procedures, where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Northeast Investors Trust as of September 30, 2017, the results of their operations for the year then ended, the changes in their net assets, and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ RSM US LLP

Boston, Massachusetts

November 21, 2017

PART C. OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a) The financial statements and related information are included in the Statement of Additional Information and are listed under the caption “Financial Statements”. In addition the Consent of Independent Registered Public Accounting Firm is included in Part C.

(b) The following Exhibits are filed herewith.

(1)	Exhibit 1 –	Restated Agreement and Declaration of Trust as amended through June 27, 2005 (filed with Post-Effective Amendment No. 75 and incorporated by reference herein)

(2)	Not Applicable

(3)	Not Applicable

(4)	Exhibit 4 –	Form of Certificate representing shares of beneficial interest (filed with Post-Effective Amendment No.71 and incorporated by reference herein)

(5)	Not Applicable

(6)	Not Applicable

(7)	Not Applicable

(8)	Exhibit 8 –	Custodian Agreement (filed with Post-Effective Amendment No.71 and incorporated by reference herein)

(9)	Not Applicable

(10)	Not Applicable

(11)	Not Applicable

(12)	Not Applicable

(13)	Not Applicable

(14)	Exhibit 14	IRA Custodial Account Agreement (filed with Post-Effective Amendment No. 82 and incorporated by reference herein)

(15)	Not Applicable

(16)	Exhibit 16	Code of Ethics (filed with Post-Effective Amendment No.71 and incorporated by reference herein)

Item 25.	Persons Controlled by or Under Common Control With Registrant

Not Applicable

Item 26.	Number of Holders of Securities

The number of record holders of each class of securities of the Registrant as of September 30, 2017 is as follows:

(1) Title of Class	(2) Number of Record Holders
Shares of Beneficial Interest	6,869

Item 27.	Indemnification

Registrant’s Declaration of Trust contains the following provisions:

“Each person who is or has been a Trustee or beneficiary of the Trust shall be indemnified by the Trust against expenses reasonably incurred by him in connection with any claim or in connection with any action, suit or proceeding to which he may be a party, by reason of his being or having been a Trustee or beneficiary of the Trust. The term expenses includes amounts paid in satisfaction of judgments or in settlement other than amounts paid to the Trust itself. Except as hereinafter provided the Trust shall not, however, indemnify such Trustee or beneficiary if there is a claim of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, unless there is an adjudication of freedom from such charges. In the case of settlement or in the case of an adjudication in which the existence of such aforesaid charges if not established, the Trustees shall, prior to authorizing reimbursement for any such settlement or adjudication, determine that the Trustee or beneficiary is not liable to the Trust or its beneficiaries for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In making such determination the Trustees may be guided, in their discretion, by an opinion of counsel. Such determination by the Trustees, however, shall not prevent a beneficiary from challenging such indemnification by appropriate legal proceedings. The foregoing right of indemnification shall be in addition to any other rights to which any such Trustee or beneficiary may be entitled as a matter of law.”

The Registrant has been advised that in the opinion of the Securities and Exchange Commission provisions providing for the indemnification by a Massachusetts business trust of its officers and trustees against liabilities imposed by the Securities Act of 1933 are against public policy, as expressed in said Act, and are therefore unenforceable. It is recognized that the above-quoted provisions of the Registrant’s Declaration of Trust may be sufficiently broad to indemnify officers and trustees of the Registrant against liabilities arising under said Act. Therefore, in the event that a claim of indemnification against liability under said Act (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee of the Registrant in the successful defense of any action, suit or proceeding) shall be asserted by an officer or trustee under said provisions, the Registrant will, unless in the opinion of its counsel the question has already been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

Item 28.	Business and Other Connections of Investment Adviser

Not Applicable

Item 29.	Principal Underwriters

Not Applicable

Item 30.	Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the offices of the Registrant, 125 High Street - Suite 1802, Boston, Massachusetts.

Item 31.	Management Services

None

Item 32.	Undertakings

The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest Annual Report to Shareholders upon request and without charge.

Consent of Independent Registered Public Accounting Firm

We consent to the inclusion in this Registration Statement (No. 2-11318) on Form N-1A of Northeast Investors Trust, of our report dated November 21, 2017, relating to our audits of the financial statements and financial highlights, which appear in the September 30, 2017 Annual Report to Shareholders which is included in this Registration Statement.

We also consent to the references to our firm under the captions “Financial Highlights,” “Custodian and Independent Registered Public Accounting Firm”, and “Financial Statements” in such Registration Statement.

/s/ RSM US LLP

Boston, Massachusetts
January 29, 2018

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 31st day of January, 2018.

By /s/ Bruce H. Monrad
Bruce Monrad, Trustee

Pursuant to the requirements of the Securities Act of 1933, this Amendment to said Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Bruce H. Monrad Bruce H. Monrad	Chairman, President and person performing function of principal executive officer	January 31, 2018

/s/ Ernest E. Monrad Ernest E. Monrad	Trustee	January 31, 2018

/s/ Gordon C. Barrett Gordon C. Barrett	Executive Vice President, Treasurer and person performing functions of principal financial and accounting officer	January 31, 2018

/s/ Peter J. Blampied Peter J. Blampied	Trustee	January 31, 2018

/s/ George P. Beal George P. Beal	Trustee	January 31, 2018

/s/ Charles R. Daugherty Charles R. Daugherty	Trustee	January 31, 2018